                                                                    Exhibit 21.1

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                                                                                                          ADDRESS, INCLUDING ZIP
                                                                                                             CODE AND TELEPHONE
                                       STATE OR OTHER                                      I.R.S.         NUMBER, INCLUDING AREA
                                       JURISDICTION OF           PRIMARY STANDARD         EMPLOYER            OF REGISTRANTS
EXACT NAME OF REGISTRANT AS           INCORPORATION OR               INDUSTRIAL        IDENTIFICATION      PRINCIPAL EXECUTIVE
 SPECIFIED IN ITS CHARTER               ORGANIZATION            CLASSIFICATION CODE-       NUMBER                 OFFICES
-----------------------------    ---------------------------    -------------------    --------------     -------------------------
BLAYA, INC.                               Delaware                    513111            65-0803106        8400 N.W. 52nd St.
                                                                                                          Suite 101
ORO SPANISH BROADCASTING,

INC.                                     California                   513111            94-2678874        8400 N.W. 52nd St.
                                                                                                          Suite 101

RADIO UNICA NETWORK, INC.                 Delaware                    513111            65-0812484        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF DALLAS

LICENSE CORP.                             Delaware                    513111            65-0886886        8400 N.W. 52nd St.
                                                                                                          Suite 101

RADIO UNICA OF DALLAS, INC.               Delaware                    513111            58-2435950        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF HOUSTON

LICENSE CORP.                             Delaware                    513111            65-0857122        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF LOS ANGELES

LICENSE CORP.                             Delaware                    513111            52-2114088        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF LOS ANGELES,

INC.                                      Delaware                    513111            65-0812486        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF MIAMI

LICENSE CORP.                             Delaware                    513111            52-2114091        8400 N.W. 52nd St.
                                                                                                          Suite 101

RADIO UNICA OF MIAMI, INC.                Delaware                    513111            65-0813271        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF NEW YORK

LICENSE CORP.                             Delaware                    513111            65-0886888        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF NEW YORK,

INC.                                      Delaware                    513111            58-2435951        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF PHOENIX

LICENSE CORP.                             Delaware                    513111            65-0886885        8400 N.W. 52nd St.
                                                                                                          Suite 101

RADIO UNICA OF PHOENIX, INC.              Delaware                    513111            86-0935114        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF SAN ANTONIO,

INC.                                      Delaware                    513111            65-0812485        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF SAN

FRANCISCO LICENSE CORP.                   Delaware                    513111            52-2114089        8400 N.W. 52nd St.
                                                                                                          Suite 101
RADIO UNICA OF SAN

FRANCISCO, INC.                           Delaware                    513111            65-0813274        8400 N.W. 52nd St.
                                                                                                          Suite 101

RADIO UNICA SALES CORP.                   Florida                     513111            65-0788821        8400 N.W. 52nd St.
                                                                                                          Suite 101


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